                           AMERICAN INCOME FUND, INC.


                                                                             MRF

[GRAPHIC]

ANNUAL REPORT
OCTOBER 31,
2001


                                              [US BANCORP ASSET MANAGEMENT LOGO]

[US BANCORP ASSET MANAGEMENT LOGO]

AMERICAN INCOME FUND, INC.

PRIMARY INVESTMENTS: American Income Fund, Inc. (the "fund") invests in fixed-income securities, primarily in mortgage-backed securities. The fund also invests in other debt securities, such as collateralized mortgage obligations
(CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The following outlines the fund's investment policies.

- The fund expects generally to invest at least 65% of its assets in investment-grade securities.
-    No more than 35% of the fund's assets may be held in high-yield issues.
- The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets.

FUND OBJECTIVE: American Income Fund, Inc. is a closed-end investment fund that invests primarily in high-quality, fixed-income securities. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund's investment objective is to achieve high monthly income consistent with prudent investment risk; its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund's investments.

AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the periods ended October 31, 2001

[CHART]
                                                         SINCE INCEPTION
                           ONE YEAR      FIVE YEAR          12/30/1998
                           --------      ---------       ---------------
American Income Fund        10.96%         6.95%              8.44%
Blended Benchmark*          10.50%         6.86%              8.60%

The average annualized total returns for American Income Fund are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended October 31, 2001, were 13.69%, 7.74%, and 7.57%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

*The blended benchmark for the American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%)

               NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

[SIDENOTE]
    TABLE OF CONTENTS

1   Fund Overview
4   Financial Statements and Notes
13  Investments in Securities
18  Independent Auditors' Report
19  Shareholder Update

[GRAPHIC]FUND OVERVIEW

December 15, 2001

DURING THIS ANNUAL REPORTING PERIOD FOR AMERICAN INCOME FUND, THE FIXED-INCOME MARKETS EXPERIENCED AN ALMOST UNPRECEDENTED LOOSENING OF MONETARY POLICY BY THE FEDERAL RESERVE. The Fed lowered short-term interest rates 10 times from January through October 2001 in an effort to stave off a recession and keep the U.S. economy growing. So far the effort has not been successful and the National Bureau of Economic Research is now reporting that the country has been in a recession since March of 2001.

BECAUSE OF THE SHAKY ECONOMY, THE VOLATILE STOCK MARKET, AND THE TERRORIST ATTACKS LATER IN THE PERIOD, INVESTORS FLOCKED TO FIXED-INCOME INVESTMENTS IN A SO-CALLED "FLIGHT TO QUALITY." This led Treasury and mortgage-backed securities to be the best performing fixed-income sectors during the year. For example, the Lehman Brothers Treasury Index returned nearly 15% during the period. Similarly, the Lehman Brothers U.S. Government Mortgage-Backed Security Index returned more than 14%. Conversely, the high-yield bond market was negatively impacted by a weak-performing stock market. There was a huge disparity of returns within the high-yield sector. For example, higher-quality junk bonds rated BB returning nearly 11% for the year while CCC-rated bonds were down nearly 17%.

FOR THE YEAR ENDED OCTOBER 31, 2001, AMERICAN INCOME FUND HAD A TOTAL RETURN OF 10.96% BASED ON ITS NET ASSET VALUE. The fund outperformed its benchmark, a composite of 75% of the Lehman Brothers Government/Mortgage Index and 25% of the Lehman Brothers High Yield Index, which had a return of 10.50% for the year.(1) In addition, the fund beat out its Lipper peer group's average return of 10.70%. The fund's performance benefited from its higher-quality mortgage-backed securities in the short- to intermediate-term range. These securities performed well as the yield curve steepened dramatically as the Fed cut rates. Also, the fund was rewarded for its emphasis on higher-quality bonds within the junk bond sector. In addition, the lower short-term interest-rate environment resulted in reduced borrowing costs associated with the fund's use of leverage.

PORTFOLIO COMPOSITION
As a percentage of total assets on October 31, 2001

[CHART]
Corporate Bonds                               20%
Yankee Obligations                             2%
Asset-Backed Securities                       11%
Short-Term Securities                          3%
Other Assets                                   1%
U.S. Agency Mortgage-Backed Securities        24%
CMO-U.S. Agency Mortgage-Backed Securities     6%
CMO-Private Mortgage-Backed Securities        33%
----------
(1) This benchmark consists of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). The Lehman Brothers Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144a securities are also included. These indexes are unmanaged and do not include any fees or expenses in their total return calculations.


[SIDENOTE]
FUND MANAGEMENT

CHRIS NEUHARTH, CFA is responsible for the management of the mortgage portion of the fund. He has 20 years of financial experience.

DOUG HEDBERG, CFA is responsible for the management of the high-yield portion of the fund. He has 37 years of financial experience.

AMERICAN INCOME FUND ANNUAL REPORT 2001

BASED ON ITS MARKET PRICE, THE FUND RETURNED 13.69% OVER THE SAME PERIOD. We believe the fund's market price performance was driven by investors' demand for more stable investments. This raised the fund's market price, which in turn tightened the gap between its net asset value ($9.19) and its market price ($8.53) from a 9.4% discount last year to a 7.2% discount as of October 31, 2001. As always, past performance is no guarantee of future results, and the fund's net asset value and market price will fluctuate.(2)

THE OTHER IMPORTANT NEWS OF THE YEAR INVOLVED OUR REPOSITIONING OF THE PORTFOLIO SINCE WE TOOK OVER THE MANAGEMENT OF AMERICAN INCOME FUND LAST OCTOBER. During the year, we slightly altered the composition of the fund to reduce its overall risk level and improve its credit quality breakdown. Within the high-yield portion, we reduced our overweightings in some industries, including telecommunications, energy, and gaming. In the mortgage-backed segment, we increased our exposure to mortgage securities with less prepayment risk than generic agency mortgage-backed securities. We also added leverage to the portfolio. Going forward, we will focus primarily on opportunities in high-yield and mortgage-backed securities. These two asset classes tend to be loosely correlated, which can create a more stable portfolio return.

PART OF OUR MANAGEMENT STRATEGY FOR THE FUND INVOLVES THE USE OF LEVERAGE, OR BORROWING, TO HELP ENHANCE INCOME LEVELS. During the period, falling short-term interest rates allowed us to borrow money at much lower costs and invest those borrowed funds in higher-yielding investments. Although this strategy should result in a more competitive dividend yield for shareholders, it does increase the interest-rate risk in the fund. Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the fund. We anticipate the fund's leverage will consistently fall in the 25% to 30% range.

DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001, THE FUND PAID OUT 62 CENTS PER SHARE IN DIVIDENDS. The fund's monthly dividend amount of 5.5 cents per share resulted in an annualized distribution rate of 7.91% based on the October 31 market price. As we discussed in the semi-annual report, this dividend level is slightly below what was paid in the past. That is because the previous fund managers would sometimes liquidate principal in order to maintain a higher dividend amount. Our management strategy will be to pay out income based on what the fund actually earns without depleting principal. We believe the dividend is stable at the current level and we hope to increase it at some point in the future. As always, it is important to keep in mind that the fund's distribution rate will fluctuate.

(2) All returns assume reinvestment of distributions at prices pursuant to the fund's dividend reinvestment plan. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

GOING FORWARD, WE DO NOT ANTICIPATE ANY DRASTIC CHANGES IN THE FUND'S PORTFOLIO COMPOSITION OR ITS AMOUNT OF LEVERAGE. Our outlook calls for an economic recovery in 2002, which would benefit the high-yield bond sector but possibly put upward pressure on interest rates. We will look to increase our high-yield bond exposure while managing the fund's duration at the shorter end of the three- to five-year range.

WE APPRECIATE THE TRUST YOU HAVE PLACED IN US AS INVESTMENT MANAGERS FOR AMERICAN INCOME FUND. As the U.S. economy struggles to make a comeback, we will diligently continue to monitor the quality of our investments in order to achieve our goal of paying attractive monthly income consistent with prudent investment risk. If you have any questions or need assistance with your investment plan, please call us at 800-677-FUND.

Sincerely,

/s/ Thomas S. Schreier, Jr.

Thomas S. Schreier, Jr.
Chief Executive Officer
U.S. Bancorp Asset Management

BOARD OF DIRECTORS

Mr. Robert Dayton
Director of American Income Fund, Inc.
Retired; former Chief Executive Officer of Okabena Company

Mr. Andrew Duff
Director of American Income Fund, Inc.
President and Chief Executive Officer of U.S. Bancorp Piper Jaffray

Mr. Roger Gibson
Director of American Income Fund, Inc.
Vice President of North America-Mountain Region for United Airlines

Mr. Andrew Hunter III
Director of American Income Fund, Inc.
Chairman of Hunter, Keith Industries, Inc.

Mr. Leonard Kedrowski
Director of American Income Fund, Inc.
Owner and President of Executive Management Consulting, Inc.

Mr. John Murphy Jr.
Director of American Income Fund, Inc.
Executive Vice President of U.S. Bancorp

Mr. Richard Riederer
Director of American Income Fund, Inc.
Retired; former President and Chief Executive Officer of Weirton Steel

Mr. Joseph Strauss
Director of American Income Fund, Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company


Ms. Virginia Stringer
Chairperson of American Income Fund, Inc.
Owner and President of Strategic Management Resources, Inc.

Mr. James Wade
Director of American Income Fund, Inc.
Owner and
President of Jim Wade Homes

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  October 31, 2001
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......   $118,145,437
Receivable for securities sold  ............................        412,370
Accrued interest receivable  ...............................      1,290,720
                                                               ------------
  Total assets  ............................................    119,848,527
                                                               ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............     32,742,681
Accrued Interest Expense  ..................................        118,082
Accrued investment management fee  .........................         47,302
Accrued administrative fee  ................................          7,277
Accrued dividend payable  ..................................            588
Other accrued expenses  ....................................         11,666
                                                               ------------
  Total liabilities  .......................................     32,927,596
                                                               ------------
  Net assets applicable to outstanding capital stock  ......   $ 86,920,931
                                                               ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............   $108,173,667
Distributions in excess of net investment income  ..........        (53,919)
Accumulated net realized loss on investments  ..............    (23,020,994)
Unrealized appreciation of investments  ....................      1,822,177
                                                               ------------

  Total--representing net assets applicable to capital
    stock  .................................................   $ 86,920,931
                                                               ============
*Investments in securities at identified cost  .............   $116,323,260
                                                               ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................   $ 86,920,931
Shares outstanding (authorized 200 million shares of $0.01
  par value)  ..............................................      9,454,221
Net asset value per share  .................................   $       9.19
Market price per share  ....................................   $       8.53

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                  5  2001 Annual Report - American Income Fund

                     Financial Statements  continued
--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended October 31,
                      2001
 ................................................................................

INCOME:
Interest (net of interest expense of $1,125,027)  ..........    $7,820,616
                                                                ----------

EXPENSES (NOTE 3):
Investment management fee  .................................       626,819
Administrative fee  ........................................        96,434
Custodian and accounting fees  .............................        56,510
Transfer agent fees  .......................................        37,748
Reports to shareholders  ...................................         1,865
Directors' fees  ...........................................         4,000
Audit and legal fees  ......................................         3,690
Other expenses  ............................................        26,514
                                                                ----------
  Total expenses  ..........................................       853,580

  Net investment income  ...................................     6,967,036
                                                                ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized loss on investments in securities  ............      (662,186)
Net change in unrealized appreciation or depreciation of
  investments  .............................................     3,453,334
                                                                ----------

  Net gain on investments  .................................     2,791,148
                                                                ----------

    Net increase in net assets resulting from
      operations  ..........................................    $9,758,184
                                                                ==========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                  6  2001 Annual Report - American Income Fund

                     Financial Statements  continued
--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended October 31,
                      2001
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................   $   7,820,616
Net expenses  ..............................................        (853,580)
                                                               -------------
  Net investment income  ...................................       6,967,036
                                                               -------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable  ...................          63,523
  Net amortization of bond discount and premium  ...........        (149,029)
  Change in accrued fees and expenses  .....................          13,994
  Change in other assets  ..................................          33,849
                                                               -------------
    Total adjustments  .....................................         (37,663)
                                                               -------------

    Net cash provided by operating activities  .............       6,929,373
                                                               -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................      99,470,614
Purchases of investments  ..................................    (109,455,904)
Net purchases of short-term securities  ....................      (1,001,526)
                                                               -------------

    Net cash used by investing activities  .................     (10,986,816)
                                                               -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements  ...........      32,742,681
Retirement of fund shares  .................................     (21,555,622)
Distributions paid to shareholders  ........................      (7,196,723)
                                                               -------------

    Net cash provided by financing activities  .............       3,990,336
                                                               -------------
Net decrease in cash  ......................................         (67,107)
Cash at beginning of year  .................................          67,107
                                                               -------------

    Cash at end of year  ...................................   $          --
                                                               =============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ............................................   $   1,006,945
                                                               =============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                  7  2001 Annual Report - American Income Fund

                     Financial Statements  continued
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                YEAR ENDED       YEAR ENDED
                                                                 10/31/01         10/31/00
                                                              ---------------  ---------------
OPERATIONS:
Net investment income  .....................................   $  6,967,036     $  8,002,448
Net realized loss on investments in securities  ............       (662,186)      (4,554,087)
Net realized loss on futures contracts  ....................             --          (62,861)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      3,453,334        1,233,301
                                                               ------------     ------------

  Net increase in net assets resulting from operations  ....      9,758,184        4,618,801
                                                               ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (6,225,714)      (7,964,140)
From tax return of capital  ................................       (262,245)        (544,659)
                                                               ------------     ------------
  Total distributions  .....................................     (6,487,959)      (8,508,799)
                                                               ------------     ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....    (21,555,622)              --
                                                               ------------     ------------
  Total decrease in net assets  ............................    (18,285,397)      (3,889,998)

Net assets at beginning of year  ...........................    105,206,328      109,096,326
                                                               ------------     ------------

Net assets at end of year  .................................   $ 86,920,931     $105,206,328
                                                               ============     ============

Distributions in excess of net investment income  ..........   $    (53,919)    $   (762,683)
                                                               ============     ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                  8  2001 Annual Report - American Income Fund

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Income Fund, Inc. ("the fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's Board of Directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or fewer are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase the volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended October 31, 2001, the weighted average borrowings outstanding were $24,586,252 and the weighted average interest rate was 4.5%.

                      REPURCHASE AGREEMENTS
                      The fund may enter into repurchase agreements with certain broker-dealers, which are secured by U.S. government or agency obligations. Securities pledged as collateral for repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

--------------------------------------------------------------------------------

                  9  2001 Annual Report - American Income Fund

                 Notes to Financial Statements continued
--------------------------------------------------------------------------------

                      FUTURES TRANSACTIONS
                      In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                      MORTGAGE DOLLAR ROLLS
                      The fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended October 31, 2001, such fees earned by the fund amounted to $32,558.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to increase undistributed net investment income, increase accumulated net realized gain on investments and decrease additional paid-in-capital by $229,687, $75,594 and $305,281, respectively.

--------------------------------------------------------------------------------

                 10  2001 Annual Report - American Income Fund

                 Notes to Financial Statements continued
--------------------------------------------------------------------------------

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

(3)  EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the "agreement"), U.S. Bancorp Asset Management, Inc. (the "advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank") and its predecessor, First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.65% of average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services to the fund. The administration agreement provides the administrator with a monthly fee based on an annualized rate of 0.10% of the fund's average weekly net assets. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing, and accounting services; insurance; interest; fees to outside parties retained to assist in conducting due diligence; taxes; and other miscellaneous expenses.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended October 31, 2001, aggregated $107,013,876 and $98,507,094, respectively.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at October 31, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

    CAPITAL
 LOSS CARRYOVER  EXPIRATION
 --------------  ----------
   $11,955,561       2003
     1,699,165       2004
     1,155,089       2006
     2,573,283       2007
     4,931,683       2008
       662,186       2009
   $22,976,967

--------------------------------------------------------------------------------

                 11  2001 Annual Report - American Income Fund

                 Notes to Financial Statements continued
--------------------------------------------------------------------------------

(6) REPURCHASE OFFER
 ............................
                      During the last fiscal year, the fund completed an offer to shareholders to repurchase up to 20% of its outstanding shares at net asset value. The deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on April 10, 2001. The repurchase price was determined on April 19, 2001, at the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid on April 23, 2001, by the fund were as follows:

 PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
 REPURCHASED  REPURCHASED    PRICE         PAID
 -----------  -----------  ----------  -------------
       20%     2,363,555     $9.10      $21,508,351

--------------------------------------------------------------------------------

                 12  2001 Annual Report - American Income Fund

                      NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------

(7) FINANCIAL
HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN INCOME FUND

                                                      Year Ended October 31,
                                          -----------------------------------------------
                                           2001   2000 (d)      1999      1998      1997
                                          ------  ---------    ------    ------    ------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $ 8.90   $ 9.23      $ 9.94    $10.27    $10.06
                                          ------   ------      ------    ------    ------
Operations:
  Net investment income ................    0.65     0.68        0.65      0.64      0.82
  Net realized and unrealized gains
    (losses) on investments ............    0.26    (0.29)      (0.64)    (0.20)     0.23
                                          ------   ------      ------    ------    ------
    Total from operations ..............    0.91     0.39        0.01      0.44      1.05
                                          ------   ------      ------    ------    ------
Distributions to shareholders:
  From net investment income ...........   (0.59)   (0.67)      (0.70)    (0.71)    (0.84)
  Tax return of capital ................   (0.03)   (0.05)      (0.02)    (0.06)       --
                                          ------   ------      ------    ------    ------
    Total distributions ................   (0.62)   (0.72)      (0.72)    (0.77)    (0.84)
                                          ------   ------      ------    ------    ------
    Net asset value, end of period .....  $ 9.19   $ 8.90      $ 9.23    $ 9.94    $10.27
                                          ======   ======      ======    ======    ======
Per-share market value, end of
  period ...............................  $ 8.53   $ 8.06      $ 9.94    $10.27    $10.06
                                          ======   ======      ======    ======    ======
SELECTED INFORMATION
Total return, net asset value (a) ......   10.96%    5.97%       1.28%     5.22%    11.65%
Total return, market value (b) .........   13.69%   17.20%      (3.68)%   (0.74)%   13.92%
Net assets at end of period
  (in millions) ........................  $   87   $  105      $  109    $  117    $  121
Ratio of expenses to average weekly net
  assets including interest expense ....    2.06%    1.59%       2.54%     3.29%     2.78%
Ratio of expenses to average weekly net
  assets excluding interest expense ....    0.89%    1.06%       1.06%     1.02%     1.08%
Ratio of net investment income to
  average weekly net assets ............    7.37%    7.52%       6.73%     6.39%     8.19%
Portfolio turnover rate (excluding
  short-term securities) ...............      82%      65%         99%       80%       71%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   33   $   --      $   25    $   54    $   49
Per-share amount of borrowings
  outstanding at end of period .........  $ 3.46   $   --      $ 2.10    $ 4.57    $ 4.17
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................  $12.66   $ 8.90      $11.33    $14.51    $14.43
Asset coverage ratio (c) ...............     366%     N/A         539%      317%      346%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE OCTOBER 24, 2000, THE ADVISOR WAS CHANGED FROM MENTOR INVESTMENT ADVISORS, A WHOLLY-OWNED SUBSIDIARY OF FIRST UNION CORPORATION, TO U.S. BANK NATIONAL ASSOCIATION, ACTING THROUGH ITS SUBSIDIARY, U.S. BANCORP ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------

                 13  2001 Annual Report - American Income Fund

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN INCOME FUND                                             October 31, 2001
 ......................................................................................

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (32.6%)
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (32.6%)
    FIXED RATE (30.2%)
      FHLMC Gold Pool #E00766 (i)
        7.00%, 12/1/14 ..................................  $ 1,134,652     $  1,194,663
      FHLMC Pool #300119 (i)
        9.50%, 12/1/09 ..................................      734,800          795,409
      FHLMC Pool #160089
        10.75%, 9/1/09 ..................................      150,805          169,126
      FNMA Pool #190179 (i)
        6.00%, 12/1/13 ..................................    2,419,650        2,482,164
      FNMA Pool #323702 (i)
        6.00%, 5/1/29 ...................................    4,547,703        4,613,878
      FNMA Pool #540814
        6.50%, 5/1/31 ...................................    2,584,222        2,662,072
      FNMA Pool #510487 (i)
        7.00%, 8/1/29 ...................................    4,058,299        4,246,514
      FNMA Pool #534888 (i)
        7.50%, 4/1/15 ...................................    1,509,302        1,597,078
      FNMA Pool #537440
        7.50%, 5/1/15 ...................................    1,138,760        1,204,987
      GNMA Pool #376467 (i)
        7.00%, 4/15/24 ..................................    1,944,300        2,041,544
      GNMA Pool #535621 (i)
        7.50%, 12/15/30 .................................    3,257,841        3,427,894
      GNMA Pool #63292
        11.50%, 5/15/13 .................................       30,086           35,320
      GNMA Pool #274352
        11.50%, 6/15/19 .................................       30,529           35,928
      GNMA Pool #780388 (i)
        7.00%, 12/15/08 .................................    1,692,284        1,795,677
                                                                           ------------
                                                                             26,302,254
                                                                           ------------

    ADJUSTABLE RATE (F) - (2.4%)
      FHLMC Pool #605911
        7.54%, 9/1/18 ...................................          710              728
      FNMA Pool #70179
        6.64%, 7/1/27 ...................................       10,179           10,473
      GNMA Pool #8096 (i)
        7.63%, 12/20/22 .................................    2,006,566        2,090,924
                                                                           ------------
                                                                              2,102,125
                                                                           ------------

        Total U.S. Government and Agency Securities
          (Cost: $26,999,803)  ..........................                    28,404,379
                                                                           ------------

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
CMO--U.S. AGENCY MORTGAGE-BACKED SECURITIES (7.9%)

    Z-BOND (E) (4.5%)
      GNMA Series 2001-8 Class Z
        6.50%, 3/20/31 ..................................  $ 2,065,887     $  1,969,575
      FNMA Series 2001-59 Class ZB
        6.00%, 11/25/31 .................................    2,000,000        1,922,627
                                                                           ------------
                                                                              3,892,202
                                                                           ------------

    FIXED RATE (3.4%)
      FHLMC Series 1647 Class B
        6.50%, 11/15/08 .................................    2,910,807        2,949,487
                                                                           ------------

        Total CMO--U.S. Agency Mortgage-Backed Securities
          (cost: $6,616,611)  ...........................                     6,841,689
                                                                           ------------
CMO--PRIVATE MORTGAGE-BACKED SECURITIES (45.7%)

    FIXED RATE (45.5%)
      GS Mortgage Securities
        Series 2001-2 Class A (c)
        7.50%, 6/19/32 ..................................    1,918,786        2,030,315
      BA Mortgage Securities
        Series 1998-3 Class 2B2
        6.50%, 7/25/13 ..................................      261,849          262,911
        Series 1998-4 Class 2B2
        6.50%, 8/25/13 ..................................      277,698          278,466
      Countrywide Funding
        Series 1993-8 Class A6
        7.00%, 12/25/23 .................................    1,181,731        1,208,815
      First Nationwide Trust
        Series 2001-3 Class 2A1
        8.21%, 1/25/23 ..................................    2,159,899        2,267,894
      GE Capital Mortgage Services
        Series 1993-18 Class B-1
        6.00%, 2/25/09 ..................................    1,207,900        1,226,906
        Series 1994-6 Class A9 (i)
        6.50%, 9/25/22 ..................................    2,989,646        3,038,482
        Series 1997-13 Class M
        6.75%, 12/25/12 .................................    1,654,676        1,733,877
        Series 1998-1 Class M
        6.75%, 1/25/13 ..................................      624,507          654,718
      HSBC Mortgage Loan Trust
        Series 2000-HSB1 Class A3
        7.11%, 12/16/30 .................................    1,500,000        1,507,470
      IMPAC Secured Assets
        Series 2000-5 Class A2
        6.73%, 8/25/26 ..................................    3,000,000        3,045,000
      Norwest Asset Securities
        Series 1996-2 Class M
        7.00%, 9/25/11 ..................................    1,432,395        1,502,288
        Series 1997-7 Class M
        7.00%, 5/25/27 ..................................    1,516,263        1,550,296
        Series 1998-2 Class M
        6.50%, 2/25/28 ..................................    1,147,408        1,162,181
      Prudential Home Mortgage Securities
        Series 1993-18 Class M
        7.00%, 6/25/23 ..................................      650,212          656,470

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                 14  2001 Annual Report - American Income Fund

                      INVESTMENTS IN SECURITIES  continued
--------------------------------------------------------------------------------

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
        Series 1993-22 Class M
        7.00%, 7/25/23 ..................................  $ 3,355,707     $  3,476,496
        Series 1993-27 Class M
        7.50%, 5/25/23 ..................................    2,138,698        2,191,000
        Series 1994-29 Class M
        7.00%, 10/25/24 .................................    2,738,540        2,808,331
        Series 1995-5 Class M
        7.25%, 9/25/25 ..................................    2,309,240        2,350,194
        Series 1995-5 Class B1 (c)
        7.25%, 9/25/25 ..................................    2,385,196        2,472,435
        Series 1995-7 Class B (c)
        7.00%, 11/25/25 .................................    1,778,994        1,820,845
        Series 1996-4 Class B1
        6.50%, 4/25/26 ..................................      544,242          550,481
      Washington Mutual
        Series 1999 WM2 Class A2 (i)
        7.00%, 11/19/14 .................................    1,688,569        1,767,231
                                                                           ------------
                                                                             39,563,102
                                                                           ------------

    ADJUSTABLE RATE (F) (0.2%)
      California Federal Bank Los Angeles
        Series 1991-CI2, Class A (g)
        6.462%, 7/15/21 .................................      170,718          168,797
                                                                           ------------

        Total CMO--Private Mortgage-Backed Securities
          (cost: $38,003,905)  ..........................                    39,731,899
                                                                           ------------
CORPORATE BONDS (27.6%)
  CABLE TELEVISION (1.9%)
      Century Communications
        9.50%, 3/1/05 ...................................      476,000          461,720
      Charter Communications,
        Callable 4/1/04 @ 104.31
        8.625%, 4/1/09 ..................................      500,000          480,000
      CSC Holdings,
        Callable 11/1/01 @ 104.94
        9.875%, 5/15/06 .................................      700,000          738,066
                                                                           ------------
                                                                              1,679,786
                                                                           ------------

  CHEMICALS AND PLASTICS (1.1%)
      Applied Extrusion,
        Callable 7/1/06 @105.37 (c)
        10.750%, 7/1/11 .................................      500,000          527,500
      Lyondell Chemical,
        Callable 5/1/04 @ 105.44
        10.875%, 5/1/09 .................................      500,000          423,750
                                                                           ------------
                                                                                951,250
                                                                           ------------

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
    CONSUMER PRODUCTS (1.7%)
      Hasbro
        7.95%, 3/15/03 ..................................  $   500,000     $    498,836
      Playtex Family Products,
        Callable 6/1/06 @ 104.69
        9.375%, 6/1/11 ..................................      500,000          525,000
      Simmons, Series B,
        Callable 3/15/04 @ 105.12
        10.25%, 3/15/09 .................................      500,000          435,625
                                                                           ------------
                                                                              1,459,461
                                                                           ------------

    ENERGY (3.8%)
      Calpine
        8.50%, 2/15/11 ..................................      500,000          503,940
      Eott Energy Partners,
        Callable 10/1/04 @ 105.50
        11.00%, 10/1/09 .................................      450,000          481,500
      Ocean Energy, Series B,
        Callable 7/1/03 @ 104.19
        8.375%, 7/1/08 ..................................      500,000          522,500
      Parker Drilling, Series D,
        Callable 12/31/01 @ 104.87
        9.75%, 11/15/06 .................................      500,000          485,000
      Pride Petroleum Services,
        Callable 5/1/02 @ 104.69
        9.375%, 5/1/07 ..................................      650,000          685,750
      Swift Energy,
        Callable 8/1/04 @ 105.12
        10.25%, 8/1/09 ..................................      600,000          612,000
                                                                           ------------
                                                                              3,290,690
                                                                           ------------

    FINANCE (0.9%)
      Finova Group
        7.50%, 11/15/09 .................................      500,000          187,500
      Sovereign Bancorp
        10.50%, 11/15/06 ................................      500,000          553,125
                                                                           ------------
                                                                                740,625
                                                                           ------------

    FOOD AND BEVERAGE (1.2%)
      Dominos, Series B,
        Callable 1/15/04 @ 105.19
        10.375%, 1/15/09 ................................      500,000          532,500
      Fleming, Series B,
        Callable 7/31/02 @ 105.31
        106.25%, 7/31/07 ................................      500,000          506,250
                                                                           ------------
                                                                              1,038,750
                                                                           ------------

    GAMING (2.2%)
      Coast Hotels and Casinos
        9.50%, 4/1/09 ...................................      400,000          400,000
      Harrahs
        7.875%, 12/15/05 ................................      500,000          516,875
      Isle of Capri Casinos,
        Callable 4/15/04 @ 104.38
        8.75%, 4/15/09 ..................................      600,000          546,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                 15  2001 Annual Report - American Income Fund

                      INVESTMENTS IN SECURITIES  continued
--------------------------------------------------------------------------------

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
      Park Place Entertainment
        7.875%, 12/15/05 ................................  $   500,000     $    488,750
                                                                           ------------
                                                                              1,951,625
                                                                           ------------

    HEALTHCARE (1.5%)
      Lifepoint Hospitals Holdings, Series B,
        Callable 5/15/04 @ 105.37
        10.75%, 5/15/09 .................................      200,000          229,000
      Tenet Healthcare,
        Callable 1/15/02 @ 104.31
        8.625%, 1/15/07 .................................      500,000          529,500
      Triad Hospitals, Series B,
        Callable 5/15/04 @ 105.50
        11.00%, 5/15/09 .................................      500,000          562,500
                                                                           ------------
                                                                              1,321,000
                                                                           ------------

    HOTELS (1.1%)
      Florida Panthers Holdings,
        Callable 4/15/04 @ 104.94
        9.875%, 8/15/09 .................................      500,000          503,750
      HMH Properties, Series B
        7.875%, 8/1/08 ..................................      500,000          433,750
                                                                           ------------
                                                                                937,500
                                                                           ------------

    MANUFACTURING (3.4%)
      AK Steel,
        Callable 12/15/01 @ 104.56
        9.125%, 12/15/06 ................................      500,000          500,000
      American Axle & Manufacturing,
        Callable 3/1/04 @ 104.87
        9.75%, 3/1/09 ...................................      500,000          516,250
      American Standard
        7.375%, 4/15/05 .................................      500,000          512,500
      D.R. Horton
        9.375%, 3/15/11 .................................      500,000          492,500
      Schuler Homes,
        Callable 7/15/05 @ 104.69 (c)
        9.375%, 7/15/09 .................................      500,000          510,000
      Sequa
        9.00%, 8/1/09 ...................................      500,000          455,000
                                                                           ------------
                                                                              2,986,250
                                                                           ------------

    SERVICES (3.8%)
      Allied Waste, Series B,
        Callable 8/1/04 @ 105.00
        10.00%, 8/1/09 ..................................      500,000          508,750
      Autonation (c)
        9.00%, 8/1/2008 .................................      500,000          495,000
      Premier Parks,
        Callable 4/1/03 @ 105.00 (b)
        0.00%, 4/1/08 (10.00% after 4/1/03) .............      500,000          425,000
      Sbarro,
        Callable 9/15/04 @105.50
        11.00%, 9/15/09 .................................      500,000          412,500

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
      Service Corp International
        6.00%, 12/15/05 .................................  $   500,000     $    458,750
      United Rentals, Series B,
        Callable 1/15/04 @ 104.63
        9.25%, 1/15/09 ..................................      500,000          470,000
      Weight Watchers,
        Callable 10/1/04 @ 106.50
        13.00%, 10/1/09 .................................      500,000          567,500
                                                                           ------------
                                                                              3,337,500
                                                                           ------------

    TECHNOLOGY (0.6%)
      Fisher Scientific
        9.00%, 2/1/08 ...................................      500,000          510,000
                                                                           ------------

    TELECOMMUNICATIONS (3.3%)
      Allegiance Telecom,
        Callable 5/15/03 @ 106.44
        12.875%, 5/15/08 ................................      500,000          335,000
      Crown Castle
        10.75%, 8/1/11 ..................................      500,000          475,000
      Intermedia Communications, Series B,
        Callable 6/1/03 @ 104.30
        8.60%, 6/1/08 ...................................      570,000          581,400
      McLeod USA,
        Callable 7/15/02 @ 104.63
        9.25%, 7/15/07 ..................................      500,000          122,500
      Nextel Communications,
        Callable 9/15/02 @ 105.32 (b)
        0.00%, 9/15/07 (10.65% after 9/15/02) ...........      500,000          331,250
      Nextel Partners,
        Callable 3/15/05 @ 105.50
        11.00%, 3/15/10 .................................      450,000          336,375
      Nextlink Communications,
        Callable 6/1/04 @ 105.37
        10.75%, 6/1/09 ..................................      450,000           92,250
      Time Warner Telecom LLC,
        Callable 7/15/03 @ 104.87
        9.75%, 7/15/08 ..................................      500,000          382,500
      Williams Communications,
        Callable 10/1/04 @ 105.44
        10.875%, 10/1/09 ................................      500,000          212,500
                                                                           ------------
                                                                              2,868,775
                                                                           ------------

    UTILITIES (1.1%)
      AES
        9.375%, 9/15/10 .................................      500,000          465,625
      CMS Energy
        8.90%, 7/15/08 ..................................      500,000          516,959
                                                                           ------------
                                                                                982,584
                                                                           ------------

        Total Corporate Bonds
          (cost: $25,300,496)  ..........................                    24,055,796
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                 16  2001 Annual Report - American Income Fund

                      INVESTMENTS IN SECURITIES  continued
--------------------------------------------------------------------------------

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
YANKEE OBLIGATIONS (2.4%)
      Global Crossing Holdings,
        Callable 11/1/04 @ 104.75
        9.50%, 11/15/09 .................................  $   500,000     $     85,000
      Rogers Cablesystems, Series B
        10.00%, 3/15/05 .................................      750,000          808,125
      Rogers Cantel,
        Callable 10/1/02 @ 104.40
        8.80%, 10/1/07 ..................................      500,000          477,500
      Royal Caribbean Cruises
        8.25%, 4/1/05 ...................................      500,000          389,851
      Telewest PLC,
        Callable 12/31/01 @ 100.00
        11.00%, 10/1/07 .................................      400,000          314,000
      Worldwide Fiber,
        Callable 8/1/04 @ 106.00 (c) (h)
        12.00%, 8/1/09 ..................................      450,000            2,250
                                                                           ------------

        Total Yankee Obligations
          (cost: $3,053,036)  ...........................                     2,076,726
                                                                           ------------
ASSET-BACKED SECURITIES (15.0%)
  COMMERCIAL (4.4%)
      GMAC Commercial Mortgage Securities
        Series 1998 Class A2 (i)
        6.42%, 8/15/08  .................................    1,350,000        1,439,572
      Morgan Stanley Capital
        Series 1999 RM1 Class A2 (i)
        6.71%, 12/15/31 .................................    1,000,000        1,079,362
        Series 1999 FNV1 Class A1 (i)
        6.12%, 3/15/31 ..................................    1,232,263        1,300,268
                                                                           ------------
                                                                              3,819,202
                                                                           ------------

  HOME EQUITY (6.7%)
      Advanta Mortgage Loan Trust,
        Series 1993-3 Class A
        5.55%, 1/25/25 ..................................      509,783          514,213
      Contimortgage Home Equity Loan Trust
        Series 1994-3 Class A4 (d) (g)
        0.13%, 3/15/14 ..................................   13,889,468           13,376
      GRMT Mortgage Loan Trust,
        Series 2001-1A Class B (c)
        10.50%, 7/20/31 .................................    1,500,000        1,308,510
      Green Tree Financial, Series 1997 Class A
        7.90%, 3/15/28 ..................................    1,394,000        1,488,207
      Green Tree Financial, Series 1998 D Class M 1
        6.71%, 8/15/29 ..................................    2,396,294        2,508,714
                                                                           ------------
                                                                              5,833,020
                                                                           ------------

                                                             Shares/          Market
Description of Security                                     Par Value       Value (a)
---------------------------------------------------------  -----------     ------------

  MANUFACTURED HOUSING (3.9%)
      Green Tree Financial Series 1994-2
        8.30%, 5/15/19 ..................................  $ 1,115,000     $  1,237,612
      Oakwood Mortgage Investments,
        Series 1994 A Class A3
        9.10%, 11/15/03 .................................    2,000,000        2,143,588
                                                                           ------------
                                                                              3,381,200
                                                                           ------------

        Total Asset-Backed Securities
          (cost: $12,347,883)  ..........................                    13,033,422
                                                                           ------------

RELATED PARTY MONEY MARKET FUND (4.6%)
      First American Prime Obligations Fund (j) .........    4,001,526        4,001,526
                                                                           ------------

        Total Related Party Money Market Fund
          (cost: $4,001,526)  ...........................                     4,001,526
                                                                           ------------

        Total Investments in Securities
          (cost: $116,323,260) (k)  .....................                  $118,145,437
                                                                           ============

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) DELAYED INTEREST (STEP BONDS) - REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON SECURITIES UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS.
(c) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, WHICH MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER QUALIFIED INSTITUTIONAL INVESTORS. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(d) INTEREST ONLY - REPRESENTS A SECURITY THAT ENTITLES HOLDERS TO RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL REPAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED UPON THE CURRENT COST BASIS, ELIMINATED TIMING, AND AMOUNT OF FUTURE CASH FLOWS.
(e) Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING THEIR ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. THE INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED UPON THE COST BASIS, ESTIMATED TIMING, AND AMOUNT OF FUTURE CASH FLOWS.
(f) VARIABLE RATE SECURITY - THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 2001.
(g) THESE SECURITIES ARE ILLIQUID AND ARE VALUED USING MARKET QUOTATIONS WHERE READILY AVAILABLE. IN THE ABSENCE OF MARKET QUOTATIONS, THE SECURITIES ARE VALUED BASED UPON THEIR FAIR VALUE DETERMINED UNDER PROCEDURES APPROVED BY THE BOARD OF DIRECTORS. THE TOTAL MARKET VALUE OF THESE ILLIQUID SECURITIES ON OCTOBER 31, 2001, WAS $182,173, WHICH REPRESENTS 0.2% OF TOTAL NET ASSETS.
(h)  SECURITY CURRENTLY IN DEFAULT.

--------------------------------------------------------------------------------

                 17  2001 Annual Report - American Income Fund

                      INVESTMENTS IN SECURITIES  continued
--------------------------------------------------------------------------------
(i) ON OCTOBER 31, 2001, SECURITIES VALUED AT $32,910,660 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------  -----   --------   --------   ---------------
      $ 9,462,018     4/19/01    4.60%    4/19/03   $ 15,717         (1)
        3,320,663     10/1/01    2.77%     1/7/02      7,921         (2)
        4,506,000    10/29/01    2.49%   11/30/01        935         (3)
        3,943,000     9/4/01     3.46%    11/5/01     21,980         (4)
        3,378,000     5/16/01    4.01%   11/12/01     63,590         (5)
        8,133,000    10/18/01    2.51%   11/19/01      7,939         (6)
      -----------                                   --------
      $32,742,681                                   $118,082
      ===========                                   ========

    * INTEREST RATE AS OF NOVEMBER 30, 2001. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
              (1) MORGAN STANLEY DEAN WITTER;
                 FNMA, 7.00%, 8/1/29, $4,058,299 PAR
                 FNMA, 6.00%, 5/1/29, $4,547,703 PAR
              (2) MORGAN STANLEY DEAN WITTER;
                 GMAC 1998-2, 6.42%, 8/15/08, $1,350,000 PAR
                 MSC 1999 FNV1 A1, 6.12%, 3/15/31, $1,232,263 PAR
                 MSC 1999 RM1 A2, 6.71%, 12/15/31, $1,000,000 PAR
              (3) MORGAN STANLEY DEAN WITTER;
                 GE CMS 1994-6, 6.50%, 9/25/22, $2,989,646 PAR
                 WAMU 1999 WM2, 7.00%, 11/19/14, $1,688,569 PAR
              (4) GOLDMAN SACHS;
                 FNMA, 7.50%, 4/1/15, $1,509,302 PAR
                 GNMA, 7.63%, 12/20/22, $2,006,566 PAR
             (5) GOLDMAN SACHS;
                FHLMC, 7.00%, 12/1/14, $1,134,652 PAR
                GNMA, 7.00%, 4/15/24, $1,944,300 PAR
             (6) GOLDMAN SACHS;
                GNMA, 7.50%, 12/15/08, $1,692,284 PAR
                FHLMC, 9.50%, 12/1/09, $734,800 PAR
                FNMA, 6.00%, 12/1/13, $2,419,650 PAR
                GNMA, 7.50%, 12/15/30, $3,257,841 PAR

(j) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION WHO ALSO SERVES AS ADVISOR FOR THIS FUND. SEE ALSO THE NOTES TO FINANCIAL STATEMENTS.
(k) APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 4,932,180
      GROSS UNREALIZED DEPRECIATION.......   (3,110,003)
                                            -----------
                                            $ 1,822,177
                                            ===========

--------------------------------------------------------------------------------

                 18  2001 Annual Report - American Income Fund

               INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN INCOME FUND, INC.

                      We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. ("the fund"), including the schedule of investments in securities, as of October 31, 2001, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the Fund for the periods presented through October 31, 2000, were audited by other auditors whose report dated December 1, 2000, expressed an unqualified opinion on those financial statements and financial highlights.

                      We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                      In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc. at October 31, 2001, the results of its operations, cash flows, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

                      Minneapolis, Minnesota
                      December 12, 2001

--------------------------------------------------------------------------------

                 19  2001 Annual Report - American Income Fund

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 27, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders, voting as a single class,
                          elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................     8,826,712           106,722
Andrew S. Duff .........................     8,826,712           106,722
Roger A. Gibson ........................     8,826,712           106,722
Andrew M. Hunter III ...................     8,826,712           106,722
Leonard W. Kedrowski ...................     8,821,475           111,958
John M. Murphy, Jr. ....................     8,826,712           106,722
Richard K. Riederer ....................     8,826,712           106,722
Joseph D. Strauss ......................     8,826,712           106,722
Virginia L. Stringer ...................     8,826,712           106,722
James M. Wade ..........................     8,826,712           106,722

                      (2) The fund's shareholders, voting as a single class
                          ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent public accountants for the fund for the fiscal year ending October 31, 2001. The following votes were cast regarding this matter:

     SHARES           SHARES
  VOTED "FOR"     VOTED "AGAINST"   ABSTENTIONS
 --------------  -----------------  -----------
     8,841,157           37,101         55,175

                      CHANGE OF ACCOUNTANTS
                      On August 27, 2001 KPMG LLP ("KPMG") resigned as independent accountants for the fund. KPMG's reports on the fund's financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with KPMG during the fund's two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Fund's Board of Directors, upon the recommendation of the audit committee, appointed Ernst & Young LLP as the independent accountants for the fund for the fiscal year ending October 31, 2001.

                      DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

--------------------------------------------------------------------------------

                 20  2001 Annual Report - American Income Fund

                 Shareholder Update continued
--------------------------------------------------------------------------------

                      ELIGIBILITY/PARTICIPATION
                      If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

                      PLAN ADMINISTRATION
                      If you participate in the plan, you will receive the equivalent in shares of the fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or eleswhere, for your account. If the market price exceeds the net asset value of the fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund's shares. This would result in the acquistion of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

                      There is no direct charge for the reinvestment of dividends and capital gains, since EquiServe's fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHRDRAWAL
                      If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to EquiServe. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage

--------------------------------------------------------------------------------

                 21  2001 Annual Report - American Income Fund

                 Shareholder Update continued
--------------------------------------------------------------------------------
                      commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any question about the plan should be directed to your investment professional or to EquiServe at 1-800-426-5523.

--------------------------------------------------------------------------------

                 22  2001 Annual Report - American Income Fund

[US BANCORP ASSET MANAGEMENT LOGO]

AMERICAN INCOME FUND, INC.

2001  ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.



{RECYCLE LOGO]
This document is printed on paper containing 30% post-consumer waste.

12/2001    2178-01    MRF-AR